UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2023

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2023, ZipRecruiter, Inc. (the “Company”), appointed Lora Bartolome, age 41, as its principal accounting officer, effective as of April 23, 2023. Ms. Bartolome has served as the Company’s Vice President, Accounting since October 2020 and Controller since January 2022. Ms. Bartolome previously served as the company’s Sr. Director of Accounting from January 2020 to October 2020. Prior to joining the Company, Ms. Bartolome worked for Anschutz Entertainment Group, Inc., a sports and entertainment company, serving as Corporate Accounting Manager from 2012 to 2013, Sr. Manager, Corporate Finance and Accounting from 2014 to 2015, Director, Corporate Finance and Accounting from 2015 to 2018, and Senior Director, Corporate Finance and Accounting from 2018 to 2020. Ms. Bartolome was a Financial Reporting Manager at Vubiquity, Inc., a media and entertainment technologies, products, and services company, from 2010 to 2012, and an Audit Manager at Deloitte LLP, an accounting firm, from 2004 to 2010. Ms. Bartolome is a Certified Public Accountant (inactive) and holds a B.S. in Accounting and a B.S. in Business Administration with an Information Systems Emphasis from the University of Southern California.
In connection with Ms. Bartolome’s appointment as the Company’s principal accounting officer, Ms. Bartolome will not receive any additional compensation or stock awards.
There are no arrangements or understandings between Ms. Bartolome and any other persons, pursuant to which she was appointed as principal accounting officer, no family relationships among any of the Company’s directors or executive officers and Ms. Bartolome and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with her appointment, the Company will enter into its standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 23, 2021 (File No. 333-255488).
Also on April 23, 2023, in connection with Ms. Bartolome’s appointment as the Company’s principal accounting officer, Amy Garefis resigned from her position as the Company’s principal accounting officer, effective as of April 23, 2023. Ms. Garefis will be continuing her service with the Company and focusing on her new role as Chief People Officer.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 23, 2023, in response to the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of the Company, the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.
Among other things, the amendments effected by the Amended and Restated Bylaws:
•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;
•update certain provisions related to the conduct of stockholder meetings, including clarifying that the presiding person of a stockholder meeting may set additional attendance or other procedures for meeting attendees and Rule 14a-8 proponents;

•revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including (1) requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies, (2) restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting, and (3) requiring that proposed nominees be available for interviews by the Board or any Board committee thereof;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, requiring that a stockholder providing notice pursuant to the advance notice bylaws inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting, etc.);
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•require that a stockholder intending to authorize a qualified representative to act for such stockholder as a proxy to present a nomination or proposal at such meeting to give notice of such authorization to the Company at least three business days before the applicable meeting;
•amend the notice provisions to reflect amendments to the DGCL relating to electronic transmission of notices to stockholders; and
•add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved.
The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of ZipRecruiter, Inc. (as amended and restated on April 23, 2023).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: April 27, 2023	By:	/s/ Timothy Yarbrough
Timothy Yarbrough
Executive Vice President, Chief Financial Officer